SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------
                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 1996


                             THE MORGAN GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


             1-13586                                    22-2902315
    (Commission File Number)                           (IRS Employer
                                                     Identification No.)

             2746 Old U.S. 20 West
             Elkhart, Indiana                           46514-1168
    (Address of principal executive offices)            (Zip Code)

                                 (219) 295-2200
                Registrant's telephone number, including zip code


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Item 5.  Other Events

         On November 19, 1996. The Morgan Group, Inc. announced it had executed a definitive agreement in principle to purchase the assets of Transit Homes of America, as described in the press release dated November 19, 1996, attached as
Exhibit 99.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit 99 - Press Release dated November 19, 1996


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              THE MORGAN GROUP, INC.


                                              By:/s/ Richard B. DeBoer
                                                 -----------------------------
                                                       Richard B. DeBoer
                                                       Chief Financial Officer